Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of BofI Holding, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018, the (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Gregory Garrabrants, hereby certify in my capacity as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented in the financial statements included in such Report.

Dated:	April 26, 2018	/s/ GREGORY GARRABRANTS
GREGORY GARRABRANTS President and Chief Executive Officer (Principal Executive Officer)